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                                                                  EXHIBIT 23.(b)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 (No. 333-50346) of FleetBoston Financial Corporation of our report dated January 17, 2001, relating to the consolidated financial statements, which appears in its Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
February 28, 2001